UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 13, 2004



Commission        Registrant; State of Incorporation;      I.R.S. Employer
File Number        Address; and Telephone Number          Identification No.
-----------        -----------------------------          ------------------

333-21011      FIRSTENERGY CORP.                              34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-2578         OHIO EDISON COMPANY                            34-0437786
               (An Ohio Corporation)
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-2323         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY    34-0150020
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3583         THE TOLEDO EDISON COMPANY                      34-4375005
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3491         PENNSYLVANIA POWER COMPANY                     25-0718810
               (A Pennsylvania Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3141         JERSEY CENTRAL POWER & LIGHT COMPANY           21-0485010
               (A New Jersey Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-446          METROPOLITAN EDISON COMPANY                    23-0870160
               (A Pennsylvania Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3522         PENNSYLVANIA ELECTRIC COMPANY                  25-0718085
               (A Pennsylvania Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402





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Item 5.  Other Events

          On January 13, 2004, FirstEnergy Corp. issued a press release announcing that its Chairman and Chief Executive Officer, H. Peter Burg, passed away. Mr. Burg had been undergoing treatment for leukemia. FirstEnergy's Board of Directors had previously named President and Chief Operating Officer, Anthony
J. Alexander, as Acting Chief Executive Officer. A copy of the press release is attached as Exhibit 99 hereto and is incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99            Press Release issued by FirstEnergy Corp., dated
                 January 13, 2004




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                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



January 13, 2004



                                             FIRSTENERGY CORP.
                                             -----------------
                                                Registrant

                                           OHIO EDISON COMPANY
                                           -------------------
                                                Registrant

                                          THE CLEVELAND ELECTRIC
                                          ----------------------
                                           ILLUMINATING COMPANY
                                           --------------------
                                                Registrant

                                        THE TOLEDO EDISON COMPANY
                                        -------------------------
                                                Registrant

                                         PENNSYLVANIA POWER COMPANY
                                         --------------------------
                                                 Registrant

                                     JERSEY CENTRAL POWER & LIGHT COMPANY
                                     ------------------------------------
                                                Registrant

                                         METROPOLITAN EDISON COMPANY
                                         ---------------------------
                                                Registrant

                                        PENNSYLVANIA ELECTRIC COMPANY
                                        -----------------------------
                                                Registrant







                                            /s/  Harvey L. Wagner
                                  --------------------------------------------
                                                 Harvey L. Wagner
                                          Vice President, Controller and
                                             Chief Accounting Officer


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